Exhibit 10.7

LOCK-UP AGREEMENT

May 21, 2026

HCW Biologics Inc.

2929 N. Commerce Parkway

Miramar, FL 33025

Re: Placement Agency Agreement, dated as of May 21, 2026 (the “Placement Agency Agreement”), between HCW Biologics Inc. (the “Company”) and E.F. Hutton & Co. (the “Placement Agent”).

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Placement Agency Agreement. In satisfaction of a condition of the Company’s obligations under the Placement Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until one hundred eighty (180) days after the Closing Period (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned to the extent such Affiliate transaction would be required to be reported by the undersigned during the Restriction Period with the Securities and Exchange Commission in accordance with Section 13 or Section 16 of the Exchange Act), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”), other than Securities acquired in the Offering, or make any demand for or exercise any right or cause to be filed a registration, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or publicly disclose the intention to do any of the foregoing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. The undersigned acknowledges that the Company shall provide written notice to the transfer agent of the Company to inform them of the Restriction Period, which written notice shall include notification by email. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Letter Agreement.

The Placement Agent shall serve as the sole lock-up release agent for the Restriction Period. No release of any obligation under this Letter Agreement shall be effective without the prior written consent of the Placement Agent.

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Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily during the Restricted Period, and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers during the Restricted Period, with respect to transfer:

(i)	as a bona fide gift or gifts;

(ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

(iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

(v)	if the undersigned is a trust, to the beneficiary of such trust;

(vi)	by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree, separation agreement or other court order;

(vii)	to a charity or educational institution;

(viii)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; or

(ix)	sales of Common Stock made pursuant to and in accordance with a trading plan pursuant to Rule 10b5-1 under the Exchange Act existing on the date hereof.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict (i) the delivery of shares of Common Stock to the undersigned upon exercise of any options or settlement of restricted stock units or other equity awards granted under any employee benefit plan of the Company, or the exercise of warrants; provided in each case that any shares of Common Stock or Securities acquired in connection with any such exercise or settlement will be subject to the restrictions set forth in this Letter Agreement, (ii) the withholding of shares of Common Stock to cover the payment of the exercise prices or the payment of taxes associated with the exercise or settlement of equity set forth in (i) above, or (iii) the issuance to the undersigned of awards by the Company under its equity incentive plans or the issuance of warrants.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of shares of Common Stock are made pursuant to such plan during the Restriction Period.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Placement Agent to complete the transactions contemplated by the Placement Agency Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Placement Agency Agreement.

The undersigned understands that, if the Agreement does not become effective, or if the Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and the Placement Agent and that the Placement Agent is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Placement Agent.

*** SIGNATURE PAGE FOLLOWS***

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[SIGNATURE PAGE TO THE LOCK-UP AGREEMENT]

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

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Signature

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Print Name

________________________________________

Position in Company

Address for Notice:

________________________________________

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By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

HCW Biologics Inc.

By:
Name:	Hing C. Wong, Ph.D.
Title:	Chief Executive Officer

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